                                                                 EXHIBIT (b)(4)


                        SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
________________________________________________________________________________

                               TABLE OF CONTENTS


I.      Proxy Statement

II.     Golden Poultry Form 10-Q and 10-K

III.    Premium Analysis

IV.     Minority Interest Acquisition Premiums

V.      Tender Offer Premiums

VI.     Replacement Cost Valuation

VII.    Capacity Valuation

VIII.   Comparison to Publicly Traded Companies

IX.     Comparable M&A Transactions

X.      Discounted Cash Flow Valuation


_______________________________________________________________________________
MERGERS & ACQUISITIONS                          SUNTRUST CAPITAL MARKETS, INC.

                         Golden Poultry Company, Inc.

                                Proxy Statement

                                 July __, 1997


                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-Q

                               December 28, 1996

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-Q

                              September 28, 1996

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-K

                                 June 29, 1996

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-K

                                 July 1, 1995

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-K

                                 June 25, 1994

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-K

                                 June 26, 1993

                          {Incorporated by Reference}

                         Golden Poultry Company, Inc.

                                   Form 10-K

                                 June 27, 1992

                          {Incorporated by Reference}

GOLD KIST INC.
-------------------------------------------------------------------------------

                                                 OFFER PRICE PREMIUM ANALYSIS (1)


                                                     Premium Based on Golden Poultry Stock Price
                                               ---------------------------------------------------------
                                               1 Day Prior            5 Days Prior         30 Days Prior
                                               -----------            ------------         -------------
Filing of 13D (2)                                 35.7%                   31.0%                 53.0%

Announcement of Agreement in Principle (3)        18.8%                   21.3%                 16.3%

Notes:

(1) Based on Gold Kist Inc.'s offer of $14.25 per share for Golden Poultry.

(2) Filing of 13D occurred on January 23, 1997.

(3) Announcement of agreement in principle made on April 11, 1997.

-------------------------------------------------------------------------------
MERGERS & ACQUISITIONS                            SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
-------------------------------------------------------------------------------


                                             MINORITY INTEREST ACQUISITION INFORMATION
                               Transactions Announced Between January 1, 1995 and February 28, 1997

                                                                            Base Equity
                                                 Date  Percent  Percent          Price       P/E   Market    5 Day   30 Day
Buyer                       Seller          Announced   Sought   Owned  (In $ millions)  Offered  To Book Premium% Premium%
AmeriQuest Technologies      Robec Inc.     24-Aug-95    49.80    50.10   $   31.25       N/A      N/A     42.78   100.72
 Inc.
Berkshire Hathaway Inc.      GEICO Corp.    28-Aug-95    49.00    51.00    2,300.00      20.70     3.00    23.89    26.40
National Patient Develop.    General        25-Sep-96    48.00    52.00       23.84      18.57     2.53    21.90    39.94
 Corp                        Physics Corp.
Gambro A.B.                  Rem Corp. USA  14-Jul-95    47.00    53.00      190.00      37.70     8.20    20.34    39.18
Private Group                CUSTOMEDIX     05-Feb-96    45.40    54.60        2.83       8.43      N/A     3.19     7.18
Monsanto Co.                 Calgene Inc.   28-Jan-97    45.40    54.60      215.92      (4.55)   10.50    45.00    45.00
American Home Products Corp  Immunex Corp.  03-Nov-96    45.40    54.60      263.00     (39.20)    4.00    17.12     3.57
American Financial Corp.     American       17-Dec-96    40.50    59.60      798.50      13.40     1.28     0.00    18.36
                             Property &
                             Casualty
                             Cos. Inc.
Terra Industries, Inc.       Terra          28-Jun-95    40.00    60.00      228.00       5.50     2.80    13.27     9.56
                             Nitrogen Co.
                             L.P.
American Home Products Corp  Genetics       17-Dec-96    40.00    60.00    1,250.00     282.29     6.09    36.00    32.30
                             Institute
Conseco Inc.                 Bankers Life   27-Feb-95    39.60    60.40      461.01       8.80     3.00    23.94     4.76
                             Holding Corp.
Private Group                NPC            07-Nov-95    38.00    62.00       85.50     (15.50)   10.10    38.46    30.81
                             International
                             Inc.
Sears Roebuck & Co.          MaxServ Inc.   23-Jan-97    36.00    64.00       39.91      57.35     6.82    14.81     8.70
Genzyme Corp.                IG             18-Feb-95    31.00    69.00       21.00     (18.80)     N/A    93.77   138.33
                             Laboratories
                             Inc.
Seaboard Acquisition         Seaboard Oil   21-Jun-96    29.00    71.00        4.06       8.99     1.00    27.78    44.44
 Partners Inc                Co.
Novarits AG                  Systemix Inc.  13-Jan-97    26.80    73.20       75.90      (6.96)    3.97    31.00    28.93
Bic S.A.                     Bic Corp.      23-Jun-95    22.00    78.00      219.00      18.00      N/A    12.10    28.57
Scor S.A.                    Scor US Corp.  22-Dec-95    20.00    80.00       53.00      16.30     1.00    (1.64)   (3.23)
Private Group                Syms Corp.     31-Aug-95    20.00    80.00       34.00      18.80     0.80     9.38    25.00
Remco Group Inc.             WCI Steel      10-Oct-96    16.00    84.00       58.61     115.98    11.32    29.03    90.44
                             Inc.
Equity Holdings Ltd.         Great          29-Mar-96    12.00    88.00       55.60      12.56      N/A     7.53    11.11
                             American
                             Mgmt. &
                             Investment
                             Inc.
Grand Casinos Inc.           Stratosphere   23-Mar-95    10.00    51.00       33.60       N/A      N/A    123.40    94.26
                             Corp.

                                                                 Price
                                                      30 Day   Per Share
Buyer                       Seller                     Price    Offered
AmeriQuest Technologies      Robec Inc.              $ 1.38    $ 2.77
 Inc.
Berkshire Hathaway Inc.      GEICO Corp.              55.38     70.00
National Patient Develop.    General
 Corp                        Physics Corp.             3.38      4.73
Gambro A.B.                  Rem Corp. USA            14.37     20.00
Private Group                CUSTOMEDIX                1.81      1.94
Monsanto Co.                 Calgene Inc.              5.00      7.25
American Home Products Corp  Immunex Corp.            14.00     14.50
American Financial Corp.     American Property &      27.88     33.80
                             Casualty Cos. Inc.
Terra Industries, Inc.       Terra  Nitrogen Co.      27.63     30.30
                             L.P.
American Home Products Corp  Genetics Institute       64.25     85.00
Conseco Inc.                 Bankers Life             21.00     22.00
                             Holding Corp.
Private Group                NPC International I       6.88      9.00
Sears Roebuck & Co.          MaxServ Inc.              7.13      7.75
Genzyme Corp.                IG Laboratories           3.00      7.15
                             Inc.
Seaboard Acquisition         Seaboard Oil              6.75      9.75
 Partners Inc                Co.
Novarits AG                  Systemix Inc.            15.13     19.50
Bic S.A.                     Bic Corp.                31.50     40.50
Scor S.A.                    Scor US Corp.            15.50     15.00
Private Group                Syms Corp.                7.00      8.75
Remco Group Inc.             WCI Steel Inc.            5.25     10.00
Equity Holdings Ltd.         Great American           45.00     50.00
                             Mgmt. & Investment Inc.
Grand Casinos Inc.           Stratosphere Corp.        5.75     11.17

High                                                                                                     123.40   138.33
Average                                                                                                   28.78    37.47
Low                                                                                                       (1.64)   (3.23)






Source:  Mergerstat
-------------------------------------------------------------------------------
MERGERS & ACQUISITIONS                            SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
_______________________________________________________________________________

                                                  TENDER OFFER PREMIUM STUDY (1)
                                            Acquisitions of Remaining Minority Interest
                                                 January 1, 1991 to March 31, 1997


                                                                              Percentage                          Percentage
                                                                               Held On                               Owned
Date                                                                             Date     Percentage  Percentage     After
Announced     Acquiror                    Target                              Announced     Sought     Tendered   Transaction
---------     --------                    ------                              ---------     ------     --------   -----------
01/03/91      Murphy Oil Corp             Ocean Drilling & Exploration              61.1        38.9        34.1        100.0
                                          Co{Odeco}(Murphy Oil Corp)
02/06/91      BHP                         Hamilton Oil Corp(BHP Holdings            51.7        48.3        28.1        100.0
              Holdings(USA)Inc(Broken     Inc/Broken Hill Proprietary)
              Hill Proprietary)
05/01/91      Tele-Communications Inc     United Artists Entertainment              53.2        44.8        20.8         97.9
                                          Co(Tele-Communications Inc)
06/13/91      Staveley Industries PLC     Weigh-Tronix Inc(Staveley                 55.8        44.2        41.3         97.8
                                          Industries PLC)
07/25/91      Land O' Lakes Inc           Country Lake Foods Inc (Land O'           65.5        34.5        31.6        100.0
                                          Lakes Inc)
07/30/91      Pennzoil Co                 Jiffy Lube International Inc              81.0        19.0        10.8         98.3
                                          (Pennzoil Co)
09/18/91      Arkla Inc                   Arkla Exploration Co(Arkla Inc)           82.0        18.0         9.8        100.0
03/02/92      WR Grace & Co               Grace Energy Corp(WR Grace & Co)          83.4        16.6        16.2        100.0
03/20/92      BLV Acquisition Corp        Belvedere Corp(Christiania Holding        54.8        45.2        44.8        100.0
              (Christiania Gen Ins.       Co/UNI Storebrand A/S)
              Corp)
04/24/92      USTrails Inc                Thousand Trails Inc(USTrails Inc)         69.0        11.0        21.7         80.0
10/09/92      Dundee Bancorp              Avalon Corp(Corona Corp)                  83.5        16.5        13.4         96.8
              International Inc
02/19/93      National Mutual             Celina Financial Corp(Celina Group)       55.6        44.4        44.4        100.0
              Insurance Co
03/22/93      New Marvel Holdings         Marvel Entertainment Group                59.6        20.7        28.2         80.3
              Inc (MacAndrews &           Inc(MacAndrews & Forbes)
              Forbes )
07/27/93      Investor Group              Forum Group Inc                           64.3        35.7         7.3         71.6
04/01/94      Intertape Polymer           International                             81.7        18.3           -         81.7
              Group Inc (Altamira         Container Systems Inc
              Capital Corp)
04/08/94      Gruma Corp(Gruma SA de      Candy's Tortilla Factory, Inc.            69.4        30.6        28.1         97.5
              CV)
05/05/94      Wassall PLC                 General Cable Corp(Cie General des        53.7        46.3        42.0         95.7
                                          Eaux)
08/24/94      Dole Food Co Inc            Castle & Cooke Homes Inc(Dole Food        81.7        18.3        16.6        100.0
                                          Co)
12/28/94      Fleet Financial Group       Fleet Mortgage Group Inc (Fleet           81.0        19.0        16.0        100.0
              Inc,                        Financial Group Inc)
              Boston,Massachusetts
03/15/95      LinPac Mouldings            Ropak Corp                                54.8        45.2        44.9         92.8
              Ltd(LinPac Group Ltd)
04/05/95      Club Mediterranee SA        Club Med Inc                              67.0        33.0        32.5        100.0
07/14/95      COBE Laboratories           REN Corp-USA(COBE Laboratories            53.0        47.0        44.2        100.0
              Inc(Gambro AB)              Inc/Gambro AB)
09/25/95      Forum Group Inc             Forum Retirement Partners LP              62.0        38.0        16.9         78.9
09/26/95      Societe Commerciale de      SCOR US Corp(SCOR SA)                     80.0        20.0        19.1        100.0
              Reassurance{SCOR)
03/29/96      Equity Holdings Ltd         Great American Mgt. & Inv.                84.3        15.7         9.1        100.0
                                          Inc(Equity Hold. Ltd)
05/27/96      Novartis AG                 SyStemix Inc(Sandoz AG)                   67.8        32.2        26.3        100.0
08/08/96      Chemed Corp                 Roto-Rooter Inc(Chemed Corp)              54.9        45.1        40.8         94.5
10/03/96      Electromagnetic             LXE Inc(Electromagnetic Sciences          81.5        18.5        14.6         96.1
              Sciences Inc                Inc)
10/10/96      Renco Group Inc             WCI Steel Inc(Renco Group Inc)            84.5        15.5        14.8        100.0
12/06/96      Sears Roebuck & Co          MaxServ Inc(Sears Roebuck & Co)           57.7        42.3        30.4        100.0



                                                                                Offer Premium to Share Price
                                                                                ----------------------------
Date                                                                         1 Day        1 Week      4 Weeks
Announced     Acquiror                    Target                             Prior        Prior        Prior
---------     --------                    ------                             -----        -----        -----
01/03/91      Murphy Oil Corp             Ocean Drilling & Exploration         14.0         24.1        9.2
                                          Co{Odeco}(Murphy Oil Corp)
02/06/91      BHP                         Hamilton Oil Corp(BHP Holdings       18.5         21.2       31.1
              Holdings(USA)Inc(Broken     Inc/Broken Hill Proprietary)
              Hill Proprietary)
05/01/91      Tele-Communications Inc     United Artists Entertainment         19.9         22.2       25.7
                                          Co(Tele-Communications Inc)
06/13/91      Staveley Industries PLC     Weigh-Tronix Inc(Staveley            41.9         41.9       44.3
                                          Industries PLC)
07/25/91      Land O' Lakes Inc           Country Lake Foods Inc (Land O'      39.1         45.7       53.0
                                          Lakes Inc)
07/30/91      Pennzoil Co                 Jiffy Lube International Inc         20.0         20.0       20.0
                                          (Pennzoil Co)
09/18/91      Arkla Inc                   Arkla Exploration Co(Arkla Inc)       8.3         28.6       30.0
03/02/92      WR Grace & Co               Grace Energy Corp(WR Grace & Co)     24.6         21.6        7.8
03/20/92      BLV Acquisition Corp        Belvedere Corp(Christiania Holding   44.0         57.5       40.0
              (Christiania Gen Ins.       Co/UNI Storebrand A/S)              120.0         95.6       60.0
              Corp)
04/24/92      USTrails Inc                Thousand Trails Inc(USTrails Inc)    42.9         42.9       50.0
10/09/92      Dundee Bancorp              Avalon Corp(Corona Corp)
              International Inc
02/19/93      National Mutual             Celina Financial Corp(Celina Group)  16.0         36.5       36.5
              Insurance Co
03/22/93      New Marvel Holdings         Marvel Entertainment Group           53.8         42.9       58.9
              Inc (MacAndrews &           Inc(MacAndrews & Forbes)
              Forbes )
07/27/93      Investor Group              Forum Group Inc                     106.9         70.4      106.9
04/01/94      Intertape Polymer           International                        17.1         (8.3)     (12.2)
              Group Inc (Altamira         Container Systems Inc
              Capital Corp)
04/08/94      Gruma Corp(Gruma SA de      Candy's Tortilla Factory, Inc.       78.4         84.0       73.2
              CV)
05/05/94      Wassall PLC                 General Cable Corp(Cie General des   17.1         21.5       11.6
                                          Eaux)
08/24/94      Dole Food Co Inc            Castle & Cooke Homes Inc(Dole Food   35.5         41.6       55.6
                                          Co)
12/28/94      Fleet Financial Group       Fleet Mortgage Group Inc (Fleet      19.4         18.5       18.5
              Inc,                        Financial Group Inc)
              Boston,Massachusetts
03/15/95      LinPac Mouldings            Ropak Corp                            4.8          6.0        4.8
              Ltd(LinPac Group Ltd)
04/05/95      Club Mediterranee SA        Club Med Inc                         41.4         39.9       44.6
07/14/95      COBE Laboratories           REN Corp-USA(COBE Laboratories       27.0         20.3       26.0
              Inc(Gambro AB)              Inc/Gambro AB)                       41.5         50.9       41.5
09/25/95      Forum Group Inc             Forum Retirement Partners LP         37.1         35.6       38.6
09/26/95      Societe Commerciale de      SCOR US Corp(SCOR SA)                 2.6          4.2        3.6
              Reassurance{SCOR)
03/29/96      Equity Holdings Ltd         Great American Mgt. & Inv.            4.7         69.6       59.2
                                          Inc(Equity Hold. Ltd)
05/27/96      Novartis AG                 SyStemix Inc(Sandoz AG)              12.3         12.3       11.2
08/08/96      Chemed Corp                 Roto-Rooter Inc(Chemed Corp)
10/03/96      Electromagnetic             LXE Inc(Electromagnetic Sciences     22.1         14.1       19.3
              Sciences Inc                Inc)
10/10/96      Renco Group Inc             WCI Steel Inc(Renco Group Inc)       17.6         29.0       77.8
12/06/96      Sears Roebuck & Co          MaxServ Inc(Sears Roebuck & Co)      19.2         67.6       55.0


Low                                                                             2.6         (8.3)     (12.2)

Average                                                                        32.3         35.9       36.7

Median                                                                         21.1         32.3       37.6

High                                                                          120.0         95.6      106.9

_____________________________________
Notes:

(1) Study includes tender offers for all/ part of a remaining interest by majority interest holder. Excludes transactions that did not disclose premium information.



Source: Securities Data Company, Inc.

________________________________________________________________________________
MERGERS & ACQUISITIONS                            SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
____________________________________________________________________________________________________________________________________


                                                GOLDEN POULTRY COMPANY, INC.
                                                Replacement Cost Valuation


                                                        Maximum       Maximum                                    Total
                                                        Broiler       Broiler              Facility            Facility
                                                       Capacity       Capacity           Replacement          Replacement
Plant                                                  Per Week     Per Year (1)      Cost Per Bird (2)        Cost (3)
-----                                                  --------     ------------      -----------------        --------
Sumter, South Carolina                                1,400,000       70,000,000           $65.00            $141,000,000
Siler City, North Carolina                              630,000       31,500,000           $65.00             $40,950,000
Sanford, North Carolina                                 850,000       42,500,000           $65.00             $55,250,000
Russellville, Alabama                                 1,400,000       70,000,000           $65.00             $91,000,000
Douglas, Georgia                                      1,300,000       65,000,000           $65.00             $84,500,000
                                                      ---------       ----------                             ------------
Totals                                                5,580,000      279,000,000                             $412,700,000

Less: Carolina Golden Products Co. Interest in Assets (4)                                                     $69,090,000
                                                                                                              -----------
Enterprise Value - Total Processing Assets at 12/97                                                           343,610,000
Less: Additional Debt Incurred for Russellville Expansion                                                      35,000,000
                                                                                                             ------------
Net Value of Total Processing Assets                                                                          308,610,000
Less: Debt Attributable to Golden Poultry at 12/96                                                             24,000,000
                                                                                                             ------------
Equity Value of Processing Assets                                                                            $284,610,000

Shares Outstanding (5)                                                                                         14,775,235
                                                                                                             ============
Value Per Share                                                                                              $      19.26
                                                                                                             ============



Notes:

(1) Based on 50 week operating year after expansion of Russellville, AL plant.
(2) Facility includes hatchery, feed mill, and processing plant.
(3) Facility replacement  cost for Sumter, SC includes $50 million for further processing assets.
(4) Gold Kist Inc. owns 49% of Sumter, SC plant through Carolina Golden Products Co.
(5) Based on  shares outstanding - treasury shares + options.
____________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                                SUNTRUST CAPITAL MARKETS, INC.


GOLD KIST INC.
___________________________________________________________________________________________________________________________________

===================================================================================================================================

                                                   GOLDEN POULTRY COMPANY, INC.
                                                         Capacity Valuation



                                  Maximum
                                  Broiler                                    Live           Total                       Ready
                                  Capacity    Capacity       Capacity       Weight (lbs)     Live                        To
Plant                             Per Week   Utilization(1)  Per Year(2)    Per Bird      Weight (lbs)     Yield    Cook (lbs)(3)
-----                             --------   -------------   ----------     --------      -----------      -----    ------------
Sumter, South Carolina            1,400,000         95%      66,500,000         4.85      322,525,000     76.14%     305,570,535
Siler City, North Carolina          630,000         95%      29,925,000         6.25      187,031,250     72.99%     136,514,109
Sanford, North Carolina             850,000         95%      40,375,000         5.25      211,968,750     77.99%     165,314,428
Russellville, Alabama             1,400,000         95%      66,500,000         6.72      446,880,000     80.01%     357,548,688
Douglas, Georgia                  1,300,000         95%      61,750,000         5.53      341,477,500     78.21%     267,069,553
                                  ---------                 -----------                 -------------              -------------
Totals                            5,580,000                 265,050,000                 1,509,882,500              1,232,017,313


                                                                                    Plant Valuation Per Lb
                                                                                    ----------------------
                                                              $.20                           $.25                       $.30
                                                              ----                           ----                       ----

Sumter, South Carolina                                     $ 61,114,107                  $ 76,392,634               $ 91,671,161
Siler City, North Carolina                                   27,302,822                    34,128,527                 40,954,233
Sanford, North Carolina                                      33,062,886                    41,328,607                 49,594,328
Russellville, Alabama                                        71,509,738                    89,387,172                107,264,606
Douglas, Georgia                                             53,413,911                    66,767,388                 80,120,866
                                                           ------------                  ------------               ------------
Totals                                                     $246,403,463                  $308,004,328               $369,605,194

Less: Carolina Golden Products Co. Interest in Assets (4)  $ 29,945,912                  $ 37,432,391               $ 44,918,869
                                                           ------------                  ------------               ------------
Enterprise Value - Total Processing Assets at 12/97         276,349,375                   345,436,719                414,524,063
Less: Additional Debt Incurred for Russellville Expansion    35,000,000                    35,000,000                 35,000,000
                                                           ------------                  ------------               ------------
Net Value of Total Processing Assets                        241,349,375                   310,436,719                379,524,063
Less: Debt Attributable to Golden Poultry at 12/96           24,000,000                    24,000,000                 24,000,000
                                                           ------------                  ------------               ------------
Equity Value of Processing Assets                          $217,349,375                  $286,436,719               $355,524,063


Shares Outstanding (5)                                      14,775,235                     14,775,235                 14,775,235
                                                            ====================================================================
Value Per Share                                                 $14.71                         $19.39                     $24.06
                                                            ====================================================================

================================================================================================================================

Notes:

(1) Per Golden Poultry Company, Inc.

(2) Based on 50 week operating year after expansion of Russellville, AL plant.

(3) Ready to cook lbs. for Sumter, SC includes 60 million lbs. for further processing business.

(4) Gold Kist Inc. owns 49% of Sumter, SC plant through Carolina Golden Products Co.

(5) Based on shares outstanding - treasury shares + options.

________________________________________________________________________________
MERGERS & ACQUISITIONS                            SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
____________________________________________________________________________________________________________________________________

                             Valuation Multiples for Publicly Traded Poultry Companies

                                           Valuation Date: April 1, 1997


                                                      Enterprise Value As a Multiple of (2)
                                                      -------------------------------------
                                      Enterprise                                    Book      Total       Current        Proj.
Company                   Ticker      Value (1)    Sales       EBIT      EBITDA     Value    Assets        P/E           P/E
-------                   ------      ---------    -----       ----      ------     -----    ------       -------        -----
WLR Foods, Inc.             WLRF      $  316.7      0.31        N/M        N/M       2.18      0.79        N/M           N/M
Hudson Foods, Inc.           HFI         594.0      0.53      14.67       8.71       1.77      0.73       20.23        11.31
Sanderson Farms, Inc.       SAFM         326.6      0.70      39.68      11.62       2.70      1.33      124.04        12.12
Tyson Foods, Inc.          TYSNA       4,312.8      0.67      16.77       8.69       2.72      0.99       45.45        17.34
Pilgrims Pride Corporation   CHX         473.1      0.40      16.32       8.30       3.08      0.90       40.63         8.48

High                                                0.70      39.68      11.62       3.08      1.33      124.04        17.34
Average                                             0.52      21.86       9.33       2.49      0.95       57.59        12.31
Low                                                 0.31      14.67       8.30       1.77      0.73       20.23         8.48

Golden Poultry Company,
 Inc.                       CHIK      $  195.8      0.29       8.01       5.20       1.60      0.99       12.77        11.75

Notes:
(1) Enterprise Value (EV) = Market Value of Equity + Debt - Cash. Shown in $ millions.
(2) Based on latest twelve months.

____________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                               SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.

------------------------------------------------------------------------------------------------------------------------------------

                                       Valuation Based on Publicly Traded Poultry Companies

                                                   Valuation Date: April 1, 1997

                                      ($ in millions except multiples and per share figures)



                                                   Enterprise Value As a Multiple of
                                          ----------------------------------------------------
                                                                              Book      Total    Projected
                                          Sales       EBIT      EBITDA       Value     Assets       P/E
                                          -----       ----     -------     -------     -------   -------
Average Multiple(1)                          0.52     21.86       9.33       2.49      0.95       12.31

Golden Poultry Company, Inc.               $670.1     $24.4     $ 37.6     $122.2    $198.8      $ 1.00(2)
Indicated Enterprise Value                 $350.0    $534.3     $351.2     $304.3    $188.3
Less: Debt Attributable to Golden Poultry    24.0      24.0       24.0       24.0      24.0
                                           ------    ------     ------     ------    ------
Equity Value                               $326.0    $510.3     $327.2     $280.3    $164.3

Equity Value Per Share(3)                  $22.07    $32.53     $22.15     $18.97    $11.12      $12.31


Notes:
(1) Multiple represents mean for universe of publicly traded poultry companies.
(2) Based on IBES, Inc. 1997 forecast.
(3) Based on 14.775 million shares outstanding.

------------------------------------------------------------------------------------------------------------------------------------

MERGERS & ACQUISITIONS                           SUNTRUST CAPITAL MARKETS, INC.


GOLD KIST INC.
___________________________________________________________________________________________________________________________________

                                                     Selected M&A Transactions
                                                          ($ in millions)

        Date                                                                                                        Consideration
Announcement                                       Seller                     Buyer   Sales  Consideration          As a % of Sales
25-Sep-96                                Cargill Inc. (1)         Tyson Foods, Inc.   $268.0      $  162.5                     0.61
29-Sep-95                                   Rotelle, Inc.   Richfood Holdings, Inc.    340.0          52.8                     0.16
05-Aug-95                            Culinary Foods, Inc.         Tyson Foods, Inc.     70.0            NA                       NA
28-Jul-95                             McCarty Farms, Inc.         Tyson Foods, Inc.    320.0         206.2                     0.64
29-Apr-95                             New Hope Feed, Inc.            WLR Foods Inc.       NA          18.0                       NA
01-Mar-95                            Cuddy Farms Inc. (2)            WLR Foods Inc.       NA          73.8                       NA
     1989                                     Holly Farms         Tyson Foods, Inc.       NA       1,500.0                       NA
___________________________________________________________________________________________________________________________________
Average                                                                                                                        0.47
___________________________________________________________________________________________________________________________________

Notes:

(1) The total consideration is made up of $150-175mm in cash and a swine slaughtering plant.
(2) Transaction included only turkey processing assets.

___________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                               SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
_______________________________________________________________________________


                         GOLDEN POULTRY COMPANY, INC.
                          Shareholder Value Analysis
                                     $000


                                                         Cumulative
                                               Present      Present
                                              Value of     Value of
                                 Cash Flow   Cash Flow    Cash Flow
                                 ---------   ---------   ----------
    1997                          ($49,752)   ($45,749)    ($45,749)

    1998                            23,011      19,457      (26,291)

    1999                            15,129      11,763      (14,528)

    2000                            (9,071)     (6,485)     (21,014)

    2001                            37,930      24,937        3,923



Present Value of Residual Value                           $ 241,201
Cum. Present Value of Cash Flows and Residual Value       $ 245,124

Total Marketable Securities                                       0
Investments in Stocks and Bonds                                   0
                                                          ---------
Corporate Value                                           $ 245,124

Market Value of Debt                                      $  24,000
Underfunded Pension Liabilities                                   0
Market Value of Other Obligations                                 0
                                                          ---------
Shareholder Value                                         $ 221,124

Shareholder Value per Share (PV)                          $   14.97
Offer Price                                               $   14.25
Discount of Offer Price to Indicated Value (%)                -4.78%


_______________________________________________________________________________
MERGERS & ACQUISITIONS                           SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
___________________________________________________________________________________________________________________________________


                                                   GOLDEN POULTRY COMPANY, INC.
                                                         Income Statement
                                                               $000


                                                Historical                                             Projected
                          -----------------------------------------------------  ---------------------------------------------------
                             1992       1993       1994       1995       1996      1997      1998       1999       2000       2001
                             ----       ----       ----       ----       ----      ----      ----       ----       ----       ----
Sales                      $336,806   $388,330   $447,139   $505,975   $600,237  $690,838  $706,848   $763,396   $824,468   $890,425
Cost of Goods Sold          330,759    363,407    427,607    486,064    552,184   649,630   650,159    696,599    760,357    812,513
                           --------   --------   --------   --------   --------  --------  --------   --------   --------   --------
Gross Profit                  6,047     24,923     19,532     19,911     48,053    41,208    56,689     66,797     64,111     77,912

SG & A Expense               13,120     15,272     16,122     16,687     20,999    20,725    21,205     22,902     24,734     26,713
Other Operating
 Income/(Exp.)                    0          0          0          0          0         0         0          0          0          0
                           --------   --------   --------   --------   --------  --------  --------   --------   --------   --------
Operating Income             (7,073)     9,651      3,410      3,224     27,054    20,483    35,484     43,895     39,377     51,199

Other Revenues & Gains          767      1,044        299        381        208       250       250        250        250        250
Gain on Sale of Assets            0          0          0          0          0         0        (0)        (0)        (0)         0
Other Expenses & Losses           0          0          0          0          0         0         0          0          0          0
                           --------   --------   --------   --------   --------  --------  --------   --------   --------   --------
Earnings Before Interest &
 Taxes                       (6,306)    10,695      3,709      3,605     27,262    20,733    35,734     44,145     39,627     51,449

Interest on Marketable
 Securities                       0          0          0          0          0         0         0          0          0          0
Interest Income                   6         74         67         12          7         0         0          0          0          0
Interest Expense              2,273      2,366      1,311      1,703      1,459       269     4,263      2,842      1,896      2,750
                           --------   --------   --------   --------   --------  --------  --------   --------   --------   --------
Earnings Before Minority
 Int. & Taxes                (8,573)     8,403      2,465      1,914     25,810    20,464    31,471     41,304     37,731     48,700

Provision for Income Taxes   (1,044)     4,642      1,676      1,132      9,526     7,633    11,739     15,406     14,074     18,165
Minority Interest in Income  (5,751)    (4,102)    (3,259)    (1,965)       243     2,175     4,629      4,144      4,150      4,150
Cumul. Effect of Change In
 Acctg. Prov.                (1,517)         0          0          0          0         0         0          0          0          0
                           --------   --------   --------   --------   --------  --------  --------   --------   --------   --------
Net Income                  ($3,295)  $  7,863   $  4,048   $  2,747   $ 16,041  $ 10,656  $ 15,103   $ 21,753   $ 19,507   $ 26,385
                           ========   ========   ========   ========   ========  ========  ========   ========   ========   ========
Common Dividends           $    492   $    504   $    555   $    587   $    582  $    580  $    580   $    580   $    580   $    580

___________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                               SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
____________________________________________________________________________________________________________________________________


                                                   GOLDEN POULTRY COMPANY, INC.
                                                           Balance Sheet
                                                               $000

                                               Historical                                             Projected
                         ----------------------------------------------------   ----------------------------------------------------
                             1992      1993      1994       1995       1996       1997       1998       1999       2000      2001
                             ----      ----      ----       ----       ----       ----       ----       ----       ----      ----
ASSETS:
-----------------------
Cash                       $  2,330  $  7,502  $  3,912   $  2,720   $  2,599   $  2,696   $  2,795   $  2,902   $  3,017  $  3,142
Marketable Securities             0         0         0          0          0          0          0          0          0       535
Accounts Receivable          13,686    15,324    17,913     21,632     23,654     27,993     28,642     30,933     33,317    36,081
Inventory                    31,174    34,155    41,691     46,781     54,903     62,766     62,817     67,304     73,464    78,504
Other Current Assets            453       145     1,426      1,635      2,468      4,933      7,398      9,863     12,328    14,793
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Total Current Assets         47,643    57,126    64,942     72,768     83,624     98,388    101,652    111,002    122,126   133,054

Gross Fixed Assets          134,535   137,998   159,146    166,981    173,057    233,057    253,057    281,057    330,057   345,057
Accumulated Depreciation     40,679    55,591    71,555     87,408     99,319    113,162    135,670    157,707    180,863   208,872
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Net Fixed Assets             93,856    82,407    87,591     79,573     73,738    119,895    117,387    123,350    149,194   136,185

Other Assets                  2,423     1,902     1,967      3,263      6,617      6,617      6,617      6,617      6,617     6,617
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Total Assets               $143,922  $141,435  $154,500   $155,604   $163,979   $224,900   $225,656   $240,969   $277,937  $275,856
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------

LIABILITIES:
-----------------------
Accounts Payable           $ 13,185  $ 13,912  $ 18,008   $ 19,325   $ 26,292   $ 27,316   $ 27,339   $ 29,291   $ 31,885  $ 34,166
Current Portion of
 Long-Term Debt               1,166     1,175     1,186      1,036        585        612        627        644        662         0
Current Portion of LTD:
 Gold Kist                        0         0     8,240          0          0          0          0          0          0         0
Short-term Borrowings         5,175         0         0      9,221          0          0          0          0          0         0
Due to Gold Kist              2,790     5,841     8,447      5,075      1,207          0          0          0          0         0
Income Taxes Payable              0       474       242        485      2,705          0          0          0          0         0
Current Deferred Tax
 Liabilities                      0         0         0          0          0          0          0          0          0         0
Other Current Liabilities     2,609     4,125     3,995      4,688      8,300      8,300      8,300      8,300      8,300     8,300
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Total Current Liabilities    24,925    25,527    40,118     39,830     39,089     36,228     36,266     38,235     40,847    42,466

Long-Term Debt: Scheduled     8,823     7,648    13,462     12,425      4,840      4,255      3,643      3,016      2,372     1,710
Long-Term Debt: Gold Kist    25,000    20,000         0          0          0          0          0          0          0         0
Long-Term Debt: Excess            0         0         0          0          0     51,890     33,936     22,121     33,538         0
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Total Long-Term Debt         33,823    27,648    13,462     12,425      4,840     56,145     37,579     25,137     35,910     1,710

Minority Interest             4,582       479     8,980      9,954     10,198     12,373     17,002     21,146     25,296    29,446
Other Liabilities             2,664     2,473     3,720      4,509      5,495      5,720      5,853      6,321      6,827     7,373
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Total Liabilities            65,994    56,127    66,280     66,718     59,622    110,467     96,700     90,839    108,880    80,994

EQUITY:
-----------------------
Common Stock                 65,287    65,308    65,335     65,363     65,464     65,464     65,464     65,464     65,464    65,464
Treasury Stock                    0         0      (608)    (2,130)    (2,219)    (2,219)    (2,219)    (2,219)    (2,219)   (2,219)
Retained Earnings            12,641    20,000    23,493     25,653     41,112     51,188     65,711     86,885    105,812   131,617
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------
Stockholders' Equity         77,928    85,308    88,220     88,886    104,357    114,433    128,956    150,130    169,057   194,862
Total Liabilities & Equity $143,922  $141,435  $154,500   $155,604   $163,979   $224,900   $225,656   $240,969   $277,937  $275,856
                           --------  --------  --------   --------   --------   --------   --------   --------   --------  --------

___________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                               SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
____________________________________________________________________________________________________________________________________

                                                   GOLDEN POULTRY COMPANY, INC.
                                                        Cash Flow Statement
                                                               $000

                                                 Historical                                        Projected
                              --------------------------------------------  -------------------------------------------------------
                                   1993       1994       1995       1996        1997       1998       1999       2000       2001
                                   ----       ----       ----       ----        ----       ----       ----       ----       ----
Sales                            $388,330   $447,139   $505,975   $600,237   $ 690,838   $706,848   $763,396   $824,468   $890,425
Cost of Goods Sold                363,407    427,607    486,064    552,184     649,630    650,159    696,599    760,357    812,513
                                 --------    -------   --------   --------    --------   --------   --------    -------   --------
Gross Profit                       24,923     19,532     19,911     48,053      41,208     56,689     66,797     64,111     77,912

SG&A Expense                       15,272     16,122     16,687     20,999      20,725     21,205     22,902     24,734     26,713
Other Operating Income/(Exp.)           0          0          0          0           0          0          0          0          0
Depreciation Expense (Funds)       15,657     16,411     16,905     15,499      13,843     22,508     22,037     23,157     28,008
Funds from Operations Before
  Tax                              25,308     19,821     20,129     42,553      34,326     57,992     65,932     62,533     79,208
Total Taxes on Operations           4,642      1,676      1,132      9,526       7,633     11,739     15,406     14,074     18,165
                                 --------    -------   --------   --------    --------   --------   --------    -------   --------
Funds from Operations After
 Tax                               20,666     18,145     18,997     33,027      26,693     46,253     50,526     48,460     61,043

Incremental Working Capital
 Invest.                            6,766      4,082      5,573     (1,943)     16,445      3,242      7,397      8,530      8,112
Fixed Capital Investment            4,369     21,661      9,011     12,571      60,000     20,000     28,000     49,000     15,000
Proceeds from Sale of Assets          161         66        124      2,907           0          0          0          0          0
                                 --------    -------   --------   --------    --------   --------   --------    -------   --------
Cash Flow from Operations        $  9,692    ($7,532)  $  4,537   $ 25,306    ($49,752)  $ 23,011   $ 15,129    ($9,071)  $ 37,930
                                 ========    =======   ========   ========    ========   ========   ========    =======   ========

____________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                                SUNTRUST CAPITAL MARKETS, INC.

GOLD KIST INC.
____________________________________________________________________________________________________________________________________

                                                   GOLDEN POULTRY COMPANY, INC.
                                                          Ratio Analysis

                                                            Historical                                    Projected
                                       ------------------------------------------------  -------------------------------------------
                                             1992      1993     1994     1995     1996     1997     1998     1999     2000     2001
                                             ----      ----     ----     ----     ----     ----     ----     ----     ----     ----
Gross Profit Margin                          1.80%     6.42%    4.37%    3.94%    8.01%    5.96%    8.02%    8.75%    7.78%    8.75%
Change in Net Income                          N/A   -338.63%  -48.52%  -32.14%  483.95%  -33.57%   41.73%   44.03%  -10.33%   35.26%
Return on Sales                             -0.98%     2.02%    0.91%    0.54%    2.67%    1.54%    2.14%    2.85%    2.37%    2.96%
Return on Equity                            -4.23%     9.22%    4.59%    3.09%   15.37%    9.31%   11.71%   14.49%   11.54%   13.54%
Return on Assets or Investment              -3.65%     4.33%    1.36%    1.60%   10.82%    5.82%   10.63%   11.93%    9.19%   12.07%

LEVERAGE RATIOS:
Debt/Equity Ratio (%)                       55.12%    40.63%   35.52%   31.23%    6.36%   49.60%   29.63%   17.17%   21.63%    0.88%
Debt/Total Capital (%)                      35.53%    28.89%   26.21%   23.80%    5.98%   33.15%   22.86%   14.66%   17.79%    0.87%
Equity Ratio                                54.15%    60.32%   57.10%   57.12%   63.64%   50.88%   57.15%   62.30%   60.83%   70.64%

ACTIVITY RATIOS:
Days in Receivables                        14.872    14.403   14.622   15.605   14.423   14.790   14.790   14.790   14.790   14.790
Days in Payables                           14.590    13.973   15.371   14.512   17.427   15.348   15.348   15.348   15.348   15.348
Inventory Turnover                         10.610    10.640   10.257   10.390   10.057   10.350   10.350   10.350   10.350   10.350
Fixed Asset Turnover                        3.589     4.712    5.105    6.359    8.140    5.762    6.022    6.189    5.526    6.538
Total Asset Turnover                        2.340     2.746    2.894    3.252    3.660    3.072    3.132    3.168    2.966    3.228

LIQUIDITY RATIOS:
Quick Ratio                                 0.643     0.894    0.544    0.611    0.672    0.847    0.867    0.885    0.890    0.936
Current Ratio                               1.911     2.238    1.619    1.827    2.139    2.716    2.803    2.903    2.990    3.133
Working Capital                            22,718    31,599   24,824   32,938   44,535   62,160   65,386   72,766   81,279   90,588
Operating Working Capital                  31,849    38,615   42,697   48,270   46,327   62,772   66,013   73,410   81,941   90,053

VALUE DRIVERS:
Sales Growth Rate                             N/A     15.30%   15.14%   13.16%   18.63%   15.09%    2.32%    8.00%    8.00%    8.00%
Operating Profit Margin                     -2.10%     2.49%    0.76%    0.64%    4.51%    2.96%    5.02%    5.75%    4.78%    5.75%
Incremental Fixed Capital Invest.             N/A    -21.91%    8.93%  -13.42%   -3.11%   50.95%  -15.66%   10.54%   42.32%  -19.72%
Incremental Working Capital Invest.           N/A     13.13%    6.94%    9.47%   -2.06%   18.15%   20.25%   13.08%   13.97%   12.30%
Cash Income Tax Rate                        14.76%    48.10%   49.15%   35.11%   35.21%   37.27%   33.08%   35.10%   35.74%   35.48%
Cost of Capital (%)                          0.00%     0.00%    0.00%    0.00%    0.00%    8.75%    8.75%    8.75%    8.75%    8.75%

____________________________________________________________________________________________________________________________________
MERGERS & ACQUISITIONS                                                                                SUNTRUST CAPITAL MARKETS, INC.